SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   June 15, 2010

 China Yida Holding, Co.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-26777	50-0027826
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

28/F Yifa Building
No. 111 Wusi Road
Fuzhou, Fujian, P. R. China
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

86-591-28308388
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 15, 2010, China Yida Holding Co. (“China Yida”) held its 2010 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the five nominees for the board of directors named in China Yida’s proxy statement were elected to serve on China Yida’s board of directors until the 2011 Annual Meeting of Shareholders, or until his or her successor is duly elected and qualified.

The total number of shares present in person or by proxy was equal to 77.73% of the total shares of China Yida entitled to vote, thereby constituting a quorum for the purpose of the Annual Meeting.

The voting results are set forth below.

		Votes	Broker
	Votes For	Withheld	Non-Votes

Minhua Chen	15,164,887	33,572	0
Yanling Fan	15,164,887	33,572	0
Michael Marks	15,198,459	0	0
Chunyu Yin	15,198,459	0	0
Fucai Huang	15,198,459	0	0

Item 9.01 Financial Statement and Exhibits.

(a)	Financial Statements of Business Acquired.
None.

(b)	Pro Forma Financial Information.
None.

(c)	Exhibits.
None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

China Yida Holding, Co.

	By:	/s/ Minhua Chen
Name: Minhua Chen
Title: Chairman and Chief Executive Officer
Dated: June 21, 2010

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